                                                                    EXHIBIT 10.3

--------------------------------------------------------------------------------




                           TRANSFER AND SALE AGREEMENT


                                  BY AND AMONG


                      STUDENT LOAN FUNDING RIVERFRONT LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY,

                       FIRSTAR BANK, NATIONAL ASSOCIATION,
           NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY IN ITS CAPACITY
 AS ELIGIBLE LENDER TRUSTEE FOR THE BENEFIT OF STUDENT LOAN FUNDING HOLDINGS LLC
                   UNDER THE ELIGIBLE LENDER TRUST AGREEMENT,

                       FIRSTAR BANK, NATIONAL ASSOCIATION,
                  NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS
                               CO-OWNER TRUSTEE OF
                       STUDENT LOAN FUNDING 1999-A/B TRUST
                           A DELAWARE COMMON LAW TRUST

                                       AND

                       FIRSTAR BANK, NATIONAL ASSOCIATION,
             NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS CO-OWNER
                   ELIGIBLE LENDER TRUSTEE FOR THE BENEFIT OF
                       STUDENT LOAN FUNDING 1999-A/B TRUST






                  --------------------------------------------

                          DATED AS OF OCTOBER 1, 1999,

                  --------------------------------------------

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                                                 TABLE OF CONTENTS

                                                                                                          PAGE
ARTICLE I    SALE, TRANSFER AND ACCEPTANCE OF TRANSFERRED ASSETS.............................................2
   1.01      SALE, TRANSFER AND ACCEPTANCE OF TRANSFERRED ASSETS.............................................2
   1.02      CONSIDERATION FOR TRANSFER OF TRANSFERRED ASSETS................................................2
   1.03      RELEASE OF DEPOSITOR AND DEPOSITOR ELIGIBLE LENDER TRUSTEE......................................3
ARTICLE II   CLOSING.........................................................................................4
   2.01      CLOSING.........................................................................................4
   2.02      GENERAL PROCEDURE...............................................................................4
ARTICLE III  REPRESENTATIONS AND WARRANTIES OF DEPOSITOR AND
   DEPOSITOR ELIGIBLE LENDER TRUSTEE.........................................................................5
   3.01      FORMATION AND AUTHORITY.........................................................................5
   3.02      EXECUTION, DELIVERY; VALID AND BINDING AGREEMENT................................................5
   3.03      AUTHORITY; NO BREACH............................................................................5
   3.04      BROKERAGE.......................................................................................6
   3.05      REGARDING THE FINANCED STUDENT LOANS............................................................6
ARTICLE IV   REPRESENTATIONS AND WARRANTIES OF TRUST AND CO-
   OWNER ELIGIBLE LENDER TRUSTEE.............................................................................9
   4.01      AUTHORITY UNDER TRUST...........................................................................9
   4.02      EXECUTION, DELIVERY; VALID AND BINDING AGREEMENT................................................9
   4.03      AUTHORITY; NO BREACH............................................................................9
ARTICLE V    COVENANTS OF DEPOSITOR.........................................................................10
   5.01      REGARDING CLOSING CONDITIONS...................................................................10
   5.02      REGARDING THE HIGHER EDUCATION ACT.............................................................10
   5.03      CONDITIONS PRECEDENT TO REPURCHASE OBLIGATION..................................................10
   5.04      REPURCHASE BY DEPOSITOR........................................................................10
   5.05      REGARDING TAX MATTERS..........................................................................11
ARTICLE VI   COVENANTS OF TRUST AND THE CO-OWNER ELIGIBLE
   LENDER TRUSTEE ..........................................................................................12
   6.01      REGARDING CLOSING CONDITIONS...................................................................12
   6.02      REGARDING THE HIGHER EDUCATION ACT AND THE FINANCED STUDENT LOANS..............................12
   6.03      REGARDING TAX MATTERS..........................................................................12
   6.04      RESTRICTIONS REGARDING BANKRUPTCY..............................................................12
ARTICLE VII  CONDITIONS TO CLOSING..........................................................................13
   7.01      CONDITIONS TO CLOSING..........................................................................13
ARTICLE VIII TERMINATION....................................................................................15
   8.01      TERMINATION....................................................................................15
   8.02      EFFECT OF TERMINATION..........................................................................15
ARTICLE IX   SURVIVAL; INDEMNIFICATION......................................................................16
   9.01      SURVIVAL.......................................................................................16
   9.02      INDEMNIFICATION BY THE DEPOSITOR...............................................................16
   9.03      INDEMNIFICATION BY TRUST.......................................................................16


   9.04      LEGAL PROCEEDINGS..............................................................................16
ARTICLE X    MISCELLANEOUS..................................................................................17
   10.01     EXPENSES.......................................................................................17
   10.02     FURTHER ASSURANCES.............................................................................17
   10.03     AMENDMENT AND WAIVER...........................................................................17
   10.04     NOTICES........................................................................................17
   10.05     ASSIGNMENT.....................................................................................17
   10.06     SEVERABILITY...................................................................................18
   10.07     COMPLETE AGREEMENT.............................................................................18
   10.08     COUNTERPARTS...................................................................................18
   10.09     GOVERNING LAW..................................................................................18


EXHIBIT A - Glossary of Defined Terms

EXHIBIT B - Administration Agreement

EXHIBIT C - Master Servicing Agreement

EXHIBIT D - Schedule of Applicable Depositor Indentures of Trust

                           TRANSFER AND SALE AGREEMENT

         This TRANSFER AND SALE AGREEMENT (the "Agreement"), dated as of October 1, 1999, is made and entered into by and among STUDENT LOAN FUNDING RIVERFRONT LLC, a Delaware limited liability company (the "Depositor"), FIRSTAR BANK, NATIONAL ASSOCIATION, not in its individual capacity, but as eligible lender trustee for the Depositor under the Eligible Lender Trust Agreement (the "Depositor Eligible Lender Trustee"), FIRSTAR BANK, NATIONAL ASSOCIATION, not in its individual capacity, but as co-owner trustee (the "Co-Owner Trustee") of the STUDENT LOAN FUNDING 1999-A/B TRUST, a Delaware common law trust (as opposed to statutory) trust (the "Trust"), and FIRSTAR BANK, NATIONAL ASSOCIATION, not in its individual capacity, but as eligible lender trustee for the benefit of the Trust under the Trust Eligible Lender Trust Agreement (the "Co-Owner Eligible Lender Trustee"):

         A        The Depositor has heretofore created the Trust, among the
depositor, First Union Trust Company, National Association, not in its individual capacity, but solely as Delaware Trustee (the "Delaware Trustee") of the Trust, and the Co-Owner Trustee of the Trust, acknowledged and agreed to by Firstar Bank, National Association, not in its individual capacity, but solely as Co-Owner Eligible Lender Trustee for the benefit of the Trust.

         B        References to the name "Student Loan Funding 1999-A/B Trust"
or to the "Trust" (other than in the phrase "Co-Owner Trustee of the Trust") in this Agreement, including the Exhibits attached hereto and made a part hereof, shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Trust. Capitalized words and terms used as defined words and terms in this Agreement and not otherwise defined herein shall have the meanings given such words and terms in the Glossary of Defined Terms attached as Exhibit A to this Agreement.

         C        Each of the Depositor and the Depositor Eligible Lender
Trustee (i) to sell, transfer, assign and convey to the Co-Owner Trustee and the Co-Owner Eligible Lender Trustee, as the case may be, for the benefit of the Trust all of their respective right, title and interest in and to the Transferred Assets and (ii) to carry out such transactions on the terms and subject to the conditions set forth in this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements and the conditions set forth in this Agreement and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I


               SALE, TRANSFER AND ACCEPTANCE OF TRANSFERRED ASSETS


         1.01 SALE, TRANSFER AND ACCEPTANCE OF TRANSFERRED ASSETS. (a) The Depositor, to the full extent of its right, title and interest and as evidenced by the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and otherwise convey, without recourse, to the Co-Owner Trustee of the Trust, and the Depositor Eligible Lender Trustee to the full extent of its respective right, title and interest and as evidenced by the execution and delivery of this Agreement, does hereby sell, transfer, assign, set over and otherwise convey, without recourse, to the Co-Owner Eligible Lender Trustee, for the benefit of the Trust, and each of the Co-Owner Trustee of the Trust and the Co-Owner Eligible Lender Trustee, as the case may be, for the benefit of the Trust hereby accepts and acquires from the Depositor or the Depositor Eligible Lender Trustee, as the case may be, all of the Depositor's and the Depositor Eligible Lender Trustee's respective right, title and interest as of the Closing Date, in and to the Transferred Assets, whether now owned or hereafter acquired; provided, however, that (i) with respect to such sale, transfer, assignment, and conveyance to the Co-Owner Eligible Lender Trustee, only the legal title to the Financed Student Loans held by the Depositor Eligible Lender Trustee is hereby sold, transferred, assigned, set over and conveyed to the Co-Owner Eligible Lender Trustee, and (ii) with respect to such sale, transfer, assignment, and conveyance of all the Depositor's right, title and interest in the Purchase Agreements to the Co-Owner Trustee of the Trust, to the extent that the Trust requests that the Depositor repurchase or cause the Depositor Eligible Lender Trustee, as the case may be, to repurchase a Financed Student Loan pursuant to Sections 5.03 and 5.04 of this Agreement, the Depositor reserves the right to exercise all rights under the applicable Purchase Agreement related to the enforcement of the repurchase obligation of the seller or sellers under such Purchase Agreement, and the Co-Owner Trustee of the Trust hereby authorizes and consents to the exercise of such right by the Depositor.

         (b) The parties intend that the conveyance of all the respective right, title and interest in the Transferred Assets be a sale of the Transferred Assets from each of the Depositor and the Depositor Eligible Lender Trustee, as the case may be, to each of the Co-Owner Trustee of the Trust and the Co-Owner Eligible Lender Trustee, as the case may be (a "Sale"). However, in the event that, notwithstanding the intent of the parties, a court of competent jurisdiction were to hold that the Transferred Assets are deemed not to have been sold and therefore continue to be the property of the Depositor and the Depositor Eligible Lender Trustee, as the case may be, then this Agreement shall be deemed to be a conveyance by the Depositor and the Depositor Eligible Lender Trustee, as the case may be, of a valid and binding lien on and a security interest in all of the Depositor's and the Depositor Eligible Lender Trustee's respective right, title and interest in the Transferred Assets, whether now owned or hereafter acquired, to the Co-Owner Trustee of the Trust and the Co-Owner Eligible Lender Trustee, as the case may be, for the benefit of the Trust (a "Pledge").

         1.02 CONSIDERATION FOR TRANSFER OF TRANSFERRED ASSETS. The consideration to be provided by Co-Owner Trustee to the Depositor and the Depositor Eligible Lender Trustee for the Transfer of the Transferred Assets shall be payment of the Purchase Price for each Financed Student Loan.

         1.03 RELEASE OF DEPOSITOR AND DEPOSITOR ELIGIBLE LENDER TRUSTEE. (a) The Depositor and the Depositor Eligible Lender Trustee hereby acknowledge and agree that, upon Transfer of the Transferred Assets and payment of the Purchase Price, the Trust has become the successor to the Depositor with respect thereto.

         (b) The Depositor and the Depositor Eligible Lender Trustee hereby acknowledge and agree that, upon Transfer of the Transferred Assets and payment of the Purchase Price, the Co-Owner Eligible Lender Trustee has become the successor to the Depositor Eligible Lender Trustee.

                                   ARTICLE II

                                     CLOSING

         2.01 CLOSING. The closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Thompson Hine & Flory LLP, 10 West Broad Street, 7th Floor, Columbus, Ohio 43215, on October 28, 1999 or at such other place and on such other date as shall be mutually agreed upon by the Depositor and the Trust (the "Closing Date").

         2.02 GENERAL PROCEDURE. (a) At the Closing, and effective as of the Closing Date, each party shall deliver to the party entitled to receipt thereof the documents required to be delivered pursuant to Article VII hereof and such other documents, instruments and materials (or complete and accurate copies thereof, where appropriate) as may be reasonably required in order to effectuate the intent and provisions of this Agreement, and all such documents, instruments and materials shall be satisfactory in form and substance to counsel for the receiving party.

         (b) The Transfer of the respective Transferred Assets to the Trust and the Co-Owner Eligible Lender Trustee shall be effected by the execution and delivery of this Agreement.

         (c) At the Closing, and effective on the Closing Date, Resources and the Trust shall execute and deliver the Administration Agreement, providing for certain administrative services to be performed by Resources for the Trust, in the form of Exhibit B hereto (the "Administration Agreement").

         (d) At the Closing, and effective on the Closing Date, Resources and the Trust shall execute and deliver the Master Servicing Agreement, providing for the Master Servicer to arrange for the servicing of the Financed Student Loans on behalf of the Trust, in the form of Exhibit C hereto (the "Master Servicing Agreement").

                                   ARTICLE III

       REPRESENTATIONS AND WARRANTIES OF DEPOSITOR AND DEPOSITOR ELIGIBLE
                                 LENDER TRUSTEE

         Each of the Depositor and the Depositor Eligible Lender Trustee, as the case may be, hereby represents and warrants to the Trust and the Co-Owner Eligible Lender Trustee that, as of the date of this Agreement:

         3.01 FORMATION AND AUTHORITY. The Depositor is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and had at all relevant times and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. Firstar Bank, National Association ("Firstar"), in its capacity as the Depositor Eligible Lender Trustee, is a national banking association, duly formed and validly existing under the law of the United States of America, and had at all relevant times and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. Firstar, in its capacity as the Depositor Eligible Lender Trustee, was at all relevant times and is an "eligible lender" under the provisions of the Higher Education Act.

         3.02 EXECUTION, DELIVERY; VALID AND BINDING AGREEMENT. The execution, delivery and performance of this Agreement by each of the Depositor and the Depositor Eligible Lender Trustee and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite action by each of the Depositor and the Depositor Eligible Lender Trustee, and no other proceedings on the respective parts of either or both are necessary to authorize the execution, delivery or performance of this Agreement, and such action has not been repealed or revoked by the Depositor or the Depositor Eligible Lender Trustee. This Agreement has been duly executed and delivered by the Depositor and the Depositor Eligible Lender Trustee, and, assuming that this Agreement is the valid and binding obligation of the other respective party or parties thereto, constitutes the valid and binding obligation of each of the Depositor and the Depositor Eligible Lender Trustee, enforceable against each of them in accordance with its respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or by general principles of equity.

         3.03 AUTHORITY; NO BREACH. Each of the Depositor and the Depositor Eligible Lender Trustee has the requisite power and authority to execute and deliver this Agreement and to Transfer the Transferred Assets and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by each of the Depositor and the Depositor Eligible Lender Trustee and the consummation of the transactions contemplated hereby do not conflict with or result in any breach of any of the provisions of, constitute a default under, result in a violation of, result in the creation of a right of termination or acceleration of any lien, security interest, charge or encumbrance upon any assets of the Depositor or the Depositor Eligible Lender Trustee, or require any authorization, consent, approval, exemption or other action by or notice to any court or other governmental body, under the provisions of the Certificate of Formation or the Amended and Restated Limited Liability Company Agreement of the Depositor or under the Articles of Association and ByLaws of Firstar or under any indenture, mortgage, lease, loan agreement or other agreement or instrument by which either the Depositor or the

Depositor Eligible Lender Trustee is bound or affected, or any law, statute, rule or regulation or order, judgment or decree to which either the Depositor, the Depositor Eligible Lender Trustee or the Transferred Assets are bound or affected.

         3.04 BROKERAGE. No broker or finder has acted for the Depositor or the Depositor Eligible Lender Trustee in connection with this Agreement or the transactions contemplated hereby, and no third party shall be entitled to receive any fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Depositor or the Depositor Eligible Lender Trustee.

         3.05 REGARDING FINANCED STUDENT LOANS. The Depositor (or the Depositor Eligible Lender Trustee where expressly otherwise stated) hereby represents and warrants to the Trust that as of the date of Transfer of the Transferred Assets:

                  (a) Any information furnished by the Depositor to the Trust or its agents with respect to any Financed Student Loan is true, complete and correct in all material respects.

                  (b) To the best of the Depositor's knowledge, each Financed Student Loan has been duly executed and delivered and constitutes the legal, valid and binding obligation of the maker (and the endorser, if any) thereof, enforceable in accordance with its terms.

                  (c) To the best of the Depositor's knowledge, the amount of the unpaid principal balance of each Financed Student Loan is due and owing, and no counterclaim, offset, defense or right to rescission exists with respect to any Financed Student Loan which can be asserted and maintained or which with respect to any Financed Student Loan which can be asserted and maintained or which, with notice, lapse of time, or the occurrence or failure too occur of any act or event, could be asserted and maintained by the student borrower against the Trust as assignee thereof. The rate of interest carried by each Financed Student Loan is currently allowable and was allowable by law at the time the loan was made, and no such Financed Student Loan carries a rate of interest in excess of, or less than, the maximum rate permitted by the provisions of the Higher Education Act, subject, however, to the timely repayment incentive programs described in the Purchase Agreement.

                  (d) The Depositor and the Depositor Eligible Lender Trustee are the sole owners and holders of each Financed Student Loan and have full right and authority to Transfer the same free and clear of all liens, pledges or encumbrances, and upon the delivery of a fully executed blanket endorsement with regard to the promissory notes and applications evidencing the Transfer of the Financed Student Loans to the Trust and the Co-Owner Eligible Lender Trustee pursuant to this Agreement, the Trust and the Co-Owner Eligible Lender Trustee will acquire full right, title and interest in, or alternatively, a lien and perfected security interest in, such Financed Student Loans free and clear of all liens, pledges or encumbrances whatsoever. All documentation relating to the Financed Student Loans, including the original promissory note for each Financed Student Loan, is in the possession of the applicable Servicer.

                  (e) To the best of the Depositor's knowledge, each Financed Student Loan complies in all respects with the requirements of the Higher Education Act and is a Financed Student Loan as those terms are defined in this Agreement.

                  (f) The information set forth in Exhibit D hereto accurately describes and identifies the Financed Student Loans transferred as part of the Transferred Assets separate from any Financed Student Loans not transferred by the Depositor and the Depositor Eligible Lender Trustee.

                  (g) It is the intention of the Depositor and the Depositor Eligible Lender Trustee that the Transfer from the Depositor Eligible Lender Trustee, in each case on behalf of Depositor to the Trust herein contemplated, constitute a true sale of the Financed Student Loans to the Trust and that neither the interest in nor title to the Financed Student Loans shall become or be deemed property of the Depositor for any purpose under state or federal law.

                  (h) The Depositor shall furnish and file, and shall cause the Depositor Eligible Lender Trustee to furnish and file, if appropriate, any document reasonably requested by the Trust to perfect the Trust's and the Co-Owner Eligible Lender Trustee's ownership interest in the Financed Student Loans.

                  (i) The transactions contemplated by this Agreement are and will be in the ordinary course of the Depositor's business, and the Depositor has valid business reasons for Transferring the Financed Student Loans rather than obtaining a secured loan with the Financed Student Loans as collateral. Both before and immediately after giving effect to any Transfer: (i) the Depositor Transferred or will Transfer the Financed Student Loans to the Trust without any intent to hinder, delay or defraud any current or future creditor of the Depositor; (ii) the Depositor was not engaged and was not about to engage, and will not engage in, any business or transaction for which any property remaining with the Depositor was or will constitute unreasonably small capital in relation to the business of the Depositor or the transaction; (iii) the Depositor did not intend or will not intend to incur, and did not believe or reasonably should not have believed, or will not believe or reasonably shall not have believed, that it would incur debts beyond its ability to pay as they become due; and (iv) the Depositor was not and will not be insolvent or did not or will not become insolvent as a result of any Transfer.

                  (j) Each Transfer of the Financed Student Loans (including all payments due or to become due thereunder) by the Depositor pursuant to this Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Trust or the Depositor to any federal, state or local government ("Transfer Taxes") except such Transfer Taxes as are paid by the Depositor at the time of Transfer and except UCC filing fees. In the event that the Trust receives actual notice of any unpaid Transfer Taxes arising out of the Transfer of the Financed Student Loans, on written demand by the Trust, or upon the Depositor otherwise being given notice thereof, the Depositor shall pay, and otherwise indemnify and hold the Trust harmless therefor. The Depositor shall not be responsible for the Trust's income taxes, if any.

                  (k) The Depositor has conducted or caused to be conducted on its behalf a reasonable investigation of sufficient scope and content to enable it to make in good faith the representations and warranties contained in this Agreement.

                                   ARTICLE IV

        REPRESENTATIONS AND WARRANTIES OF THE TRUST AND CO-OWNER ELIGIBLE
                                 LENDER TRUSTEE

         Each of the Trust and the Co-Owner's Eligible Lender Trustee, as applicable, hereby represents and warrants to the Depositor that, as of the date of this Agreement:

         4.01 FORMATION AND AUTHORITY. The Trust is a common law (as opposed to statutory) trust validly created under the laws of the State of Delaware, and has all requisite power and authority under the Trust Agreement to enter into this Agreement and perform its obligations hereunder. The Co-Owner Eligible Lender Trustee is a national banking association, duly formed and validly existing under the law of the United States of America, and has all requisite power and authority to enter into this Agreement and perform its obligations hereunder. The Co-Owner Eligible Lender Trustee is an "eligible lender" under the provisions of the Higher Education Act.

         4.02 EXECUTION, DELIVERY; VALID AND BINDING AGREEMENT. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite action by each of the Trust and the Co-Owner Eligible Lender Trustee, and no other proceedings on the part of either are necessary to authorize the execution, delivery or performance of this Agreement. This Agreement has been duly executed and delivered by the Trust and the Co-Owner Eligible Lender Trustee and, assuming that such instrument is the valid and binding obligation of the other respective party or parties thereto, constitutes the valid and binding obligation of the Trust and the Co-Owner Eligible Lender Trustee, enforceable against each of them in accordance with its respective terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights or by general principles of equity.

         4.03 AUTHORITY; NO BREACH. Each of the Trust and the Co-Owner Eligible Lender Trustee has the requisite power and authority to assume the Depositor Obligations and the Depositor Eligible Lender Trustee Obligations, to execute and deliver this Agreement and to perform their respective obligations hereunder. The execution, delivery and performance of this Agreement by the Trust and by the Co-Owner Eligible Lender Trustee and the consummation of the transactions contemplated hereby do not conflict with or result in any breach of any of the provisions of, constitute a default under, result in a violation of, result in the creation of a right of termination or acceleration of any lien, security interest, charge or encumbrance upon any assets of the Trust, or require any authorization, consent, approval, exemption or other action by or notice to any court or other governmental body, under the provisions of the Trust Agreement of the Trust or under the Articles of Association and ByLaws of the Co-Owner Eligible Lender Trustee or under any indenture, mortgage, lease, loan agreement or other agreement or instrument by which the Trust or the Co-Owner Eligible Lender Trustee is bound or affected, or any law, statute, rule or regulation or order, judgment or decree to which the Trust or the Co-Owner Eligible Lender Trustee or their respective assets are bound or affected.

                                    ARTICLE V

                             COVENANTS OF DEPOSITOR

         The Depositor covenants and agrees with the Trust as follows:

         5.01 REGARDING CLOSING CONDITIONS. The Depositor shall take all commercially reasonable actions necessary to cause the conditions applicable to itself and the Trust set forth in Section 7.01 to be satisfied and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction thereof.

         5.02 REGARDING THE HIGHER EDUCATION ACT. The Depositor shall, both before or after the Closing Date, take all such action, or refrain from taking such action, to the extent necessary and reasonable to be taken or not taken by the Depositor in its capacity as assignor in order to comply with the requirements of the Higher Education Act, so that the receipt of Special Allowance Payments with respect to Financed Student Loans will not be adversely affected.

         5.03 CONDITIONS PRECEDENT TO REPURCHASE OBLIGATION. At the request of the Trust, (a) the Depositor shall repurchase, or, shall cause the Depositor Eligible Lender Trustee, as applicable, to repurchase, each Financed Student Loan, with respect to which the Secretary of Education or a Guarantee Agency, as the case may be, refuses to honor all or part of a claim filed with respect to such Financed Student Loan (including any claim for Interest Subsidy Payments, Special Allowance Payments, Insurance, reinsurance or Guarantee Payments) on account of any circumstance or event that occurred after the Depositor and the Depositor Eligible Lender Trustee, as the case may be, took title to such Student Loan but prior to the Closing Date and (b) with respect to any circumstance or event that occurred prior to the date on which the Depositor or the Depositor Eligible Lender Trustee took title to such Student Loan and that resulted in the Secretary of Education or a Guarantee Agency, as the case may be, refusing to honor all or part of a claim filed with respect to such Financed Student Loan (including any claim for Interest Subsidy Payments, Special Allowance Payments, Insurance, reinsurance or Guarantee Payments), the Depositor shall repurchase, or, shall cause the Depositor Eligible Lender Trustee to repurchase, such Financed Student Loan, but only after the Depositor has had reasonable time to exercise its rights under the applicable Purchase Agreement to require the seller under such Purchase Agreement to repurchase such Financed Student Loan.

         5.04 REPURCHASE BY DEPOSITOR. Upon the occurrence of any of the conditions set forth in Section 5.03 hereof and upon the request of the Trust, the Depositor shall pay, or cause to be paid, to the Trust an amount equal to the same percentage of the then-outstanding Principal Balance of such Financed Student Loan as the Depositor originally paid in the Purchase Price for such Financed Student Loan, plus interest and Special Allowance Payments accrued and unpaid with respect to such Financed Student Loan from the Closing Date to and including the date of repurchase, plus any attorneys' fees, legal expenses, court costs, servicing fees or other expenses incurred by the Trust or the appropriate successors or assigns in connection with such Financed Student Loan and arising out of the reasons for the repurchase. With respect to any Financed Student Loan repurchased by the Depositor pursuant to this Agreement, the Trust shall Transfer, without recourse, representation or warranty, to the Depositor Eligible Lender Trustee, on behalf of Depositor all of Trust's and the Co-Owner Eligible Lender Trustee's right, title and interest in and to such Financed Student Loan, and all security and documents relating thereto.

         5.05 REGARDING TAX MATTERS. The Depositor shall be responsible for all taxes attributable to the ownership of the Transferred Assets for all periods prior to the Closing Date.

                                   ARTICLE VI

         COVENANTS OF THE TRUST AND THE CO-OWNER ELIGIBLE LENDER TRUSTEE

         Each of the Trust and the Co-Owner Eligible Lender Trustee covenants and agrees with the Depositor as follows:

         6.01 REGARDING CLOSING CONDITIONS. Each of the Trust and the Co-Owner Eligible Lender Trustee shall take all commercially reasonable actions necessary to cause the conditions applicable to itself set forth in Section 7.01 to be satisfied and to consummate the transactions contemplated herein as soon as reasonably possible after the satisfaction thereof.

         6.02 REGARDING THE HIGHER EDUCATION ACT AND THE FINANCED STUDENT LOANS. Each of the Trust and the Co-Owner Eligible Lender Trustee shall, both before and after the Closing Date, take all such action, or refrain from taking such action, as is necessary to comply with the requirements of the Higher Education Act, so that the receipt of Special Allowance Payments and Interest Subsidy Payments, if applicable, with respect to the Financed Student Loans will not be adversely affected.

         6.03 REGARDING TAX MATTERS. The Trust shall be responsible for the payment of all taxes attributable to the ownership of the Transferred Assets for all periods after the Closing Date; provided, however, that the Trust shall be responsible for the payment of such taxes only from the Transferred Assets.

         6.04 RESTRICTIONS REGARDING BANKRUPTCY. Neither the Trust nor the Co-Owner Eligible Lender Trustee shall, for any reason, institute proceedings for the Depositor to be adjudicated a bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Depositor, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to the bankruptcy of the Depositor, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Depositor or a substantial part of the property of the Depositor or cause or permit the Depositor to make any assignment for the benefit of creditors, or admit in writing the inability of the Depositor to pay its debts generally as they become due, or declare or effect a moratorium on the debt of the Depositor or take any action in furtherance of any such action.

                                   ARTICLE VII

                              CONDITIONS TO CLOSING

         7.01 CONDITIONS TO CLOSING. The obligation of each party to consummate the transactions contemplated by this Agreement is subject to the satisfaction of the following conditions on or before the Closing Date:

                  (a) The respective representations and warranties of the Depositor, the Depositor Eligible Lender Trustee, the Trust and the Co-Owner Eligible Lender Trustee set forth in Articles III and IV hereof, respectively, shall be true and correct in all material respects at and as of the Closing Date as though then made, except that any such representation or warranty made as of a specified date (other than the date hereof) shall only need to have been true on and as of such date;

                  (b) Each party shall have performed in all material respects all of the covenants and agreements required to be performed and complied with by it under this Agreement prior to the Closing Date;

                  (c) Each party shall have obtained, or caused to be obtained, each consent and approval required in order to complete the transactions contemplated hereby including, without limitation, rating agency confirmations;

                  (d) There shall not be threatened, instituted or pending any action or proceeding, before any court or governmental authority or agency, domestic or foreign, challenging or seeking to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the transactions contemplated hereby or seeking to obtain material damages in connection with such transactions;

                  (e) On the Closing Date, the Depositor shall have received from the Trust the Purchase Price;

                  (f) On the Closing Date, the Depositor, the Depositor Eligible Lender Trustee, the Trust or the Co-Owner Eligible Lender Trustee, as applicable (and any other parties to each of the following agreements or instruments), shall have executed and delivered the following to the applicable parties, together with the execution and delivery of this Agreement (provided, however, that this Agreement shall be deem delivered immediately prior to, but nevertheless subject to, the delivery of the following agreements or instruments):

                  (1) An executed original Administration Agreement between the
                      Trust and the Administrator;

                  (2) An executed original Master Servicing Agreement between the Trust and Master Servicer;

                  (3) bills of sale, blanket endorsements and such other
                      instruments of transfer, assignment and delivery as each of the Trust and the Co-Owner Eligible

                      Lender Trustee shall have reasonably requested pursuant to
                      Section 2.02 hereof;

                  (4) a certificate of an appropriate officer of the Depositor and the Depositor Eligible Lender Trustee, dated the Closing Date, stating that the conditions set forth in subsections 7.01(b) and (c) above to be satisfied by the Depositor and the Depositor Eligible Lender Trustee have been satisfied; and

                  (5) (a) legal opinions, in form and substance satisfactory to the parties listed in subsection 7.01(a) and their counsel, with respect to the organization and authority of the Depositor and Trust, true sale, non-consolidation and bankruptcy remoteness, and such other matters as such counsel may reasonably require and (b) such other opinions, documents, instruments and agreements as Calfee, Halter & Griswold LLP, Thompson Hine & Flory LLP, the Trust or the Co-Owner Eligible Lender Trustee, or their respective counsels, may request.

                                  ARTICLE VIII

                                   TERMINATION

         8.01 TERMINATION. This Agreement may be terminated at any time prior to the consummation of the Transfer of the Transferred Assets:

                  (a) by the mutual consent of the Depositor and the Trust; or

                  (b) by either the Depositor or the Trust if there has been a material misrepresentation, breach of warranty or breach of covenant on the part of the other in the representations, warranties and covenants set forth in this Agreement.

         8.02 EFFECT OF TERMINATION. In the event of termination of this Agreement by either the Depositor or the Trust as provided in Section 8.01, this Agreement shall become void and there shall be no liability on the part of the Depositor or the Trust, or their respective officers, members or trustees, except that Sections 10.01 and 10.09 hereof shall survive indefinitely, and except with respect to willful breaches of this Agreement prior to the time of such termination.

                                   ARTICLE IX

                            SURVIVAL; INDEMNIFICATION

         9.01 SURVIVAL. Subject to Section 3.05 hereof, the representations and warranties of the parties to this Agreement shall not survive the Closing Date. The covenants contained in this Agreement shall survive the Closing Date.

         9.02 INDEMNIFICATION BY THE DEPOSITOR. The Depositor agrees to indemnify the Trust and its officers and employees (the "Trust Indemnified Parties") with respect to, and hold the Trust Indemnified Parties harmless from, any loss, liability or expense (including, but not limited to, reasonable legal fees) which the Trust Indemnified Parties may directly or indirectly incur or suffer by reason of, or which results, arises out of or is based upon the failure of the Depositor to comply with any covenants or other commitments made by the Depositor in this Agreement or any other agreement or document delivered by the Depositor in connection herewith.

         9.03 INDEMNIFICATION BY THE TRUST. The Trust agrees to indemnify the Depositor and its Management Committee members, officers and employees (the "Depositor Indemnified Parties") with respect to, and hold the Depositor Indemnified Parties harmless from, any loss, liability or expense (including, but not limited to, reasonable legal fees) which the Depositor Indemnified Parties may directly or indirectly incur or suffer by reason of, or which results, arises out of or is based upon the failure of the Trust to comply with any covenants or other commitments made by the Trust in this Agreement or any other agreement or document delivered by the Trust in connection herewith.

         9.04 LEGAL PROCEEDINGS. In the event the Depositor or the Trust becomes involved in any legal, governmental or administrative proceeding which may result in indemnification claims hereunder, such party shall promptly notify the other party against whom indemnity may be sought (the "Indemnifying Party") in writing and in full detail of the filing, and of the nature of such proceeding. The Indemnifying Party may, at its option and expense, defend any such proceeding if the proceeding could give rise to an indemnification obligation hereunder. If the Indemnifying Party elects to defend any proceeding, it shall have full control over the conduct of such proceeding, although each party being indemnified shall have the right to retain legal counsel at its own expense and shall have the right to approve any settlement of any dispute giving rise to such proceeding, provided that such approval may not be withheld unreasonably by the party being indemnified. The party being indemnified shall reasonably cooperate with the Indemnifying Party in such proceeding.

                                    ARTICLE X

                                  MISCELLANEOUS

         10.01 EXPENSES. Except as otherwise expressly provided for herein, each party will pay all of its respective expenses incurred (including attorneys' and accountants' fees) in connection with the negotiation of this Agreement, the performance of its respective obligations hereunder and the consummation of the transactions contemplated by this Agreement (whether consummated or not).

         10.02 FURTHER ASSURANCES. The Depositor, the Depositor Eligible Lender Trustee, the Trust and the Co-Owner Eligible Lender Trustee each agrees that, on and after the Closing Date, it shall take all appropriate action and execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out the transfers of assets and assumptions of liabilities provided for herein.

         10.03 AMENDMENT AND WAIVER. This Agreement may be amended in writing by the parties thereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement.

         10.04 NOTICES. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or three business days after being mailed by first class U.S. mail, return receipt requested, or when receipt is acknowledged, if sent by facsimile, telecopy or other electronic transmission device. Notices, demands and communications to the parties will, unless another address is specified in writing, be sent to the address indicated below:

Notices to the Depositor:           Student Loan Funding Riverfront LLC
                                    One West Fourth Street, Suite 205
                                    Cincinnati, Ohio 45202
                                    Attention: Manager

Notices to the Trust:               Firstar Bank, National Association
                                    425 Walnut Street
                                    Cincinnati, Ohio 45202
                                    Attention: Corporate Trust Department

with copies of all notices to:      Thompson Hine & Flory LLP
                                    312 Walnut Street, Suite 1400
                                    Cincinnati, Ohio 45202-4029
                                    Attn:  Patricia Mann Smitson, Esq.

         10.05 ASSIGNMENT. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned by any party hereto without the prior written consent of the other parties hereto.

         10.06 SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         10.07 COMPLETE AGREEMENT. This Agreement and the documents referred to herein contain the complete agreement between the parties and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

         10.08 COUNTERPARTS. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument.

         10.09 GOVERNING LAW. The law, without regard to conflicts of laws principles, of the State of Ohio will govern all questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement.



                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement on the day, month and year first above written.

STUDENT LOAN FUNDING RIVERFRONT LLC        FIRSTAR BANK, NATIONAL ASSOCIATION,
a Delaware limited liability company       not in its individual capacity, but
            ("Depositor")                  solely as eligible lender trustee
                                           for the Depositor
                                           ("Depositor Eligible Lender Trustee")

By: /s/ Perry D. Moore                     By: /s/ Brian J. Gardner
Title: Senior Vice President               Title: Vice President & Trust Officer



FIRSTAR BANK, NATIONAL ASSOCIATION         FIRSTAR BANK, NATIONAL ASSOCIATION,
not in its individual capacity, but        not in its individual capacity, but
solely as Co-Owner Trustee of STUDENT      solely as eligible lender trustee for
LOAN FUNDING 1999-A/B Trust                the benefit of the Trust
    ("Co-Owner Trustee")                   ("Co-Owner Eligible Lender Trustee")


By: /s/ Brian J. Gardner                   By: /s/ Brian J. Gardner
Title: Vice President & Trust Officer      Title: Vice President & Trust Officer

                                    EXHIBIT A
                                       to
                          Transfer and Sale Agreement,
                           dated as of October 1, 1999


                            GLOSSARY OF DEFINED TERMS
                            -------------------------


         Words and terms used as defined words in this Agreement or in this Glossary of Defined Terms and not otherwise defined in this Agreement or in this Glossary of Defined Terms shall have the meanings given such words and terms in the Indenture. Unless the context shall clearly indicate some other meaning or may otherwise require, the terms defined in this Glossary of Defined Terms shall, for all purposes of this Transfer and Sale Agreement and of any instrument amendatory hereof or supplemental hereto, have the meanings herein specified:

         "DEPOSITOR" shall mean Student Loan Funding Riverfront LLC, a limited liability company formed under the laws of the State of Delaware, and its successors and assigns.

         "DEPOSITOR ELIGIBLE LENDER TRUSTEE" shall mean Firstar Bank, National Association, not in its individual capacity, but solely in its capacity as eligible lender trustee on behalf of the Depositor, and its successor and assigns.

         "ELIGIBLE LENDER TRUST AGREEMENT" shall mean the Eligible Lender Trust Agreement, dated as of October 1, 1999, between the Depositor and the Depositor Eligible Lender Trustee, not in its individual capacity, but solely in its capacity as eligible lender trustee on behalf of the Depositor, and its successors and assigns.

         "FFELP LOANS" shall mean student loans made under the FFELP Program.

         "FFELP PROGRAM" shall mean the Federal Family Education Loan Program established by the Higher Education Act pursuant to which student loans are made to borrowers pursuant to certain guidelines, and the repayment of such loans is guaranteed by a Guarantee Agency, and any predecessor or successor program.

         "FINANCED STUDENT LOANS" shall mean, collectively, the student loans described in Exhibit D hereto.

         "HIGHER EDUCATION ACT" shall mean Title IV, Part B of the Higher Education Act of 1965, as amended, or any successor federal act, and all regulations, directives and guidelines promulgated thereunder from time to time.

         "INDENTURE" shall mean the Indenture of Trust, together with the Terms Supplement to the Indenture of Trust, each dated as of October 1, 1999, among the Trust, the Co-Owner Eligible Lender Trustee and the Firstar Bank, National Association, as Indenture Trustee.

         "INSURANCE" shall mean, with respect to a Financed Student Loan, the insurance by the Secretary of Education under the Higher Education Act (as evidenced by a Contract of Insurance issued or entered into under the provisions of the Higher Education Act) of 100%, or such lesser percentage as is provided by the Higher Education Act, of the principal of such Financed Student Loan and, during such time as such Financed Student Loan is not entitled to Interest Subsidy Payments, the interest on such Financed Student Loan.

         "PURCHASE AGREEMENTS" shall mean the Student Loan Purchase Agreements with sellers, for purposes of the Program (in whole or in part), in each case as from time to time amended or supplemented in accordance with the terms thereof, and in each case only to the extent that each such Purchase Agreement covers Financed Student Loans.

         "PURCHASE PRICE" shall mean the cash consideration, in an amount equal to the fair market value of the Student Loans to be acquired by the Trust, as such value has been determined by Resources.

         "RESOURCES" shall mean Student Loan Funding Resources, Inc., a Ohio corporation.

         "TRANSFER" with respect to the Transferred Assets shall mean, and it is the intention of the parties hereto that it mean, the sale, transfer, assignment and conveyance of, or to sell, transfer, assign and convey, the Transferred Assets, provided, however, that if a court of competent jurisdiction were to hold that any such sale, transfer, assignment or conveyance were not a sale, transfer, assignment and conveyance, then with respect to the Transferred Assets, "Transfer" shall be deemed to mean (i) a conveyance of a valid and binding lien on and a security interest in, or (ii) to convey a valid and binding lien on and a security interest in, the Transferred Assets.

         "TRANSFERRED ASSETS" shall mean all rights of the Depositor and Depositor Eligible Lender Trustee in and to the Financed Student Loans, the Contracts of Guarantee with respect thereto and the Purchase Agreements.

         "TRUST" shall mean the common law (as opposed to statutory) trust created under the laws of the State of Delaware by the Trust Agreement; provided that references to the name "Student Loan Funding 1999-A/B Trust" or to the term "Trust" in this Agreement or Exhibits attached hereto shall mean the Co-Owner Trustee, not in its individual capacity, but solely in its capacity as Co-Owner Trustee of the Trust.

         "TRUST AGREEMENT" shall mean the Trust Agreement, dated as of August 1, 1999, among the Depositor, the Delaware Trustee and the Trust, acknowledged and agreed to by the Co-Owner Eligible Lender Trustee.

         "TRUST ELIGIBLE LENDER TRUST AGREEMENT" shall mean the Eligible Lender Trust Agreement, dated as of October 1, 1999, between the Trust and the Co-Owner Eligible Lender Trustee, not in its individual capacity, but solely in its capacity as eligible lender trustee on behalf of the Trust.

                                    EXHIBIT B
                                       to
                          Transfer and Sale Agreement,
                          dated as of October 1, 1999,



-------------------------------------------------------------------------------



                            ADMINISTRATION AGREEMENT


                                     BETWEEN


                       STUDENT LOAN FUNDING 1999-A/B TRUST
                                    AS ISSUER


                                       AND


                      STUDENT LOAN FUNDING RESOURCES, INC.
                                AS ADMINISTRATOR



                           DATED AS OF OCTOBER 1, 1999


--------------------------------------------------------------------------------

                            ADMINISTRATION AGREEMENT


         THIS ADMINISTRATION AGREEMENT (the "Administration Agreement") is made as of October 1, 1999 between Student Loan Funding 1999-A/B Trust (the "Issuer") and Student Loan Funding Resources, Inc., an Ohio corporation, as administrator (the "Administrator") under the circumstances set forth below. All references to Student Loan Funding 1999-A/B Trust or the Issuer shall be deemed to be references to Firstar Bank, National Association, not in its individual capacity, but solely as Co-Owner Trustee (the "Co-Owner Trustee") under the Trust Agreement dated as of October 1, 1999.

                                    RECITALS

         A. The Issuer is engaged in the acquisition from Student Loan Funding LLC of student loans (the "Student Loans") guaranteed under a guaranty program established pursuant to the requirements of the Higher Education Act of 1965, as amended, and the regulations promulgated thereunder (the "Higher Education Act").

         B. In connection with the acquisition of such Student Loans, the Issuer has executed and delivered that certain Indenture of Trust and Terms Supplement to Indenture, each dated as of October 1, 1999 (together, the "Indenture") among the Issuer, Firstar Bank, National Association, as Eligible Lender Trustee, on behalf of the Issuer (the "Eligible Lender Trustee"), and Firstar Bank, National Association, as Indenture Trustee (the "Indenture Trustee").

         C. The Issuer and/or the Master Servicer (as defined below) have entered into certain agreements in connection with the acquisition of Student Loans, including without limitation one or more Servicing Agreements and any Subservicing Addenda thereto with a Servicer (the "Servicing Agreements"), the Transfer and Sale Agreement, dated as of October 1, 1999 by and among Student Loan Funding LLC (the "Depositor"), Firstar Bank, National Association, as eligible lender trustee on behalf of the Depositor, the Issuer, the Eligible Lender Trustee and the Indenture Trustee (the "Transfer Agreement"), and the Master Servicing Agreement, dated as of October 1, 1999 by and between the Issuer and Student Loan Funding Resources, Inc., as Master Servicer (the "Master Servicing Agreement", together with the Servicing Agreements collectively referred to herein as the "Servicing Documents").

         D. Pursuant to the Indenture and the Basic Documents, the Issuer is obligated to perform certain duties and responsibilities under the Indenture and in connection with the assets and obligations thereunder.

         E. The Issuer has requested that the Administrator provide advice and assistance to the Issuer and perform various services for and duties of the Issuer, including the duties and responsibilities of the Issuer under the Indenture and in connection with the assets and obligations thereunder.

         F. The Issuer desires to avail itself of the experience, advice and assistance of the Administrator and to have the Administrator perform various financial, statistical, accounting and other services for and duties of the Issuer, and the Administrator has the capacity and is willing to furnish such services on the terms and conditions set forth herein.

         NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided herein or unless the context requires, capitalized terms not otherwise defined herein shall have the following meanings:

         "AFFILIATE" means any corporation or other entity directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Administrator or the Issuer. For purposes of this definition, "control" means the power to direct management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         "GUARANTEE AGENCY" means any guarantee agency that provides guarantees for Student Loans.

         "SERVICER" means any servicing entity selected by the Master Servicer to provide servicing of Student Loans, including but not limited to application, review, disbursement, collection, due diligence and claims services.

         SECTION 2. INDENTURE AND RELATED DOCUMENTS. The Administrator shall cause the duties and responsibilities of the Issuer under the Indenture to be performed, including but not limited to the actions set forth below. The Administrator shall advise the Issuer when action by the Issuer is necessary to comply with the Issuer's duties under the Indenture and the agreements relating thereto. The Administrator shall prepare for execution, if required, by the Issuer, or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture. In furtherance of the foregoing, the Administrator shall take all appropriate action, including but not limited to, the following:

         a. obtaining and preserving the Issuer's legal right to do business in any jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, and each instrument and agreement included in the trust estate of the Indenture;

         b. preparing all supplements, amendments, financing statements, continuation statements, instruments of further assurance and other instruments, in accordance with the relevant provisions of the Indenture, necessary to protect the trust estate of the Indenture;

         c. arranging for the delivery of any opinions of counsel and certificates of officers of the Issuer and other statements required under the relevant provisions of the

                  Indenture;

         d. preparing and obtaining documents and instruments required for the release of the Issuer from its obligations under the Indenture;

         e. monitoring the Issuer's obligations as to the satisfaction and discharge of the Indenture and preparing any certificates of officers of the Issuer and obtaining any opinions of counsel required in connection therewith;

         f. preparing, obtaining or filing the instruments, opinions and certificates and other documents required for the release of collateral;

         g. taking such actions as may be required of the Issuer under the Indenture upon the occurrence and continuance of an event of default thereunder;

         h. preparing and, after execution by the Issuer, filing with the Securities and Exchange Commission (the "Commission"), any applicable State agencies and the Indenture Trustee, documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable State agencies including without limitation, the requirements under any continuing disclosure agreements;

         i. causing the directions of the Issuer to be carried out in connection with opening one or more accounts in the Issuer's name, preparing any orders of the Issuer and certificates of officers of the Issuer and obtaining opinions of counsel required, and taking all other actions necessary, with respect to investment and reinvestment of funds in trust funds and accounts established under the Indenture in accordance with the investment criteria and requirements of the Indenture and applicable investment policies.

         j. preparing any requests of the Issuer and certificates of officers of the Issuer and obtaining any opinions of counsel required for the release of the trust estate of the Indenture;

         k. preparing all certificates of officers of the Issuer, and coordinating obtaining opinions of counsel as required with respect to any requests by the Issuer of the Indenture Trustee to take any action under the Indenture;

         l. preparing orders of the Issuer and obtaining opinions of counsel as necessary or required for the execution of any amendments or supplements to the Indenture;

         m. preparing and delivering certificates of officers of the Issuer, if necessary, for the release of property from the lien of the Indenture;

         n. preparing and delivering to the Indenture Trustee any agreements with respect to notice provisions;

         o. preparing and delivering investment instructions to the Indenture Trustee, as necessary or required under the terms of the applicable Indenture and in accordance with the applicable investment policy, adopted from time to time; and

         p. taking such actions as may be required of the Issuer under any agreement between the Issuer and other parties relating to the Indenture.

         SECTION 3. SERVICING DOCUMENTS. The Administrator shall cause the duties and responsibilities of the Issuer under each of the Student Loans and the Servicing Documents to be performed, including but not limited to the duties set forth below. The Administrator shall advise the Issuer when action by the Issuer is necessary to comply with the Issuer's obligations under the Student Loans and the Servicing Documents. The Administrator shall prepare for execution, if required, by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Student Loans and the Servicing Documents. In furtherance of the foregoing, the Administrator shall take all appropriate action, including but not limited to the following:

         a. pursuant to the Servicing Agreements, providing to each Servicer (or such Servicer's bailee) from time to time, as necessary, and requiring that each Servicer (or such Servicer's bailee) maintain physical custody and possession of, documentation and information relating to Student Loans transferred to the Issuer pursuant to the Transfer Agreement and, on and after each applicable date on which Student Loans are to be purchased (the "Loan Purchase Date"), Student Loans sold and transferred to the Issuer on each such Loan Purchase Date, including the documents evidencing such Student Loans and such additional documentation or information relating to such Student Loans as is reasonably required for the Student Loans to be properly serviced by such Servicer;

         b. cause to be paid solely from Indenture assets, all amounts to be paid by the Issuer pursuant to the Transfer Agreement;

         c. promptly after each Loan Purchase Date, ensuring that notification as required under the Higher Education Act and by the applicable Guarantee Agencies is made to the borrower under each Student Loan and to the Secretary of Education and the applicable Guarantee Agencies, as appropriate;

         d. promptly after each Loan Purchase Date, notifying the applicable Servicer of the Indenture Trustee to which each Student Loan purchased on such Loan Purchase Date has been assigned and such other information as may be required under the applicable Servicing Agreement;

         e. causing to be paid to each Servicer on behalf of the Issuer, but solely from Indenture assets, all fees required to be paid by the Issuer pursuant to the applicable Servicing Agreement;

         f. performing all audits of records and accounts that the Issuer from time to time may be permitted or required to perform under the Servicing Agreements;

         g. preparing all other documents, reports, filings, instruments, certificates and opinions as it is the duty of the Issuer to prepare, file or deliver pursuant to the Servicing Documents;

         h. in the event of the default of any Servicer under any Servicing Agreement, or default of any other party to any other Basic Document, taking all reasonable steps available to enforce the Issuer's rights under such documents in respect of such default;

         SECTION 4. TRANSFER AGREEMENT. The Administrator shall take the actions necessary to cause the duties of the Issuer to be carried out under the provisions of the Transfer Agreement and any of the rights or obligations thereunder. The Administrator also shall enforce the rights of the Issuer under the applicable provisions of the Transfer Agreement to require the Depositor to repurchase certain Student Loans that have been transferred to the Issuer, including but not limited to providing notice to the applicable Servicer of each such repurchase request, endorsing to the Servicer each Student Loan to be repurchased by the Depositor and taking all other actions necessary to enforce the Issuer's rights of recourse against the Depositor.

         SECTION 5. HIGHER EDUCATION ACT. The Administrator shall take the actions that are necessary to cause the Issuer to comply with the requirements of the Higher Education Act and the applicable Guarantee Agencies with respect to the Student Loans acquired by the Issuer.

         SECTION 6.OTHER DUTIES WITH RESPECT TO THE INDENTURE AND SERVICING DOCUMENTS.

         a. In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare for execution by the Issuer or shall cause the preparation by other appropriate persons of all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Indenture or the Servicing Documents, and shall take all appropriate action that it is the duty of the Issuer to take pursuant to the Indenture or the Servicing Documents. The Administrator shall administer, perform or supervise the performance of such other activities in connection with the trust estate of the Indenture (including the Servicing Documents) as the Issuer is obligated to perform and are not covered by any of the foregoing provisions and as are reasonably within the capability of the Administrator.

         b. In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; PROVIDED that the terms of any such transactions or dealings shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

         SECTION 7. OTHER ADMINISTRATIVE SERVICES. The Issuer hereby authorizes the

Administrator, as its agent, to perform, and the Administrator hereby agrees to perform, all administrative services necessary or desirable in connection with the Issuer's existence as a bankruptcy-remote Delaware common law trust holding the assets described hereunder, including but not limited to the following:

         a. subject to the directions of the authorized representatives of the Issuer, carrying out and performing the day to day business activities of the Issuer;

         b. providing, or causing to be provided, all clerical and bookkeeping services necessary and appropriate for the Issuer, including, without limitation, the following services:

                  (i) maintaining general accounting records of the Issuer, and preparing for audit such periodic financial statements as may be necessary or appropriate;

                  (ii) maintaining records of deposit accounts of the Issuer established under the Indenture and the Servicing Documents or otherwise, authorizing withdrawals from such accounts on behalf of the Issuer and taking all other actions on behalf of the Issuer as may be necessary with respect to such accounts;

                  (iii) (A) preparing for execution by the Issuer and causing to be filed on behalf of the Issuer such income, franchise or other tax returns of the Issuer as shall be required to be filed by applicable law, and (B) causing to be paid by the Issuer, solely out of funds of the Issuer, any taxes required to be paid by the Issuer by applicable law;

                  (iv) assisting in preparing for execution by the Issuer amendments to and waivers under the Servicing Documents and any other documents or instruments deliverable by the Issuer thereunder or in connection therewith;

                  (v) holding, maintaining and preserving executed copies of the Servicing Documents (to the extent applicable) and other documents or instruments executed by the Issuer thereunder or in connection therewith;

                  (vi) assisting in giving such other notices, consents and other communications that the Issuer may from time to time be required or permitted to give under any of the Servicing Documents or other documents executed by the Issuer thereunder or in connection therewith;

                  (vii) facilitating the annual audit of the financial statements of the Issuer; and

                  (viii) taking such other actions as may be incidental or reasonably necessary to accomplish the actions of the Administrator authorized under this subsection b;

         c. assisting the Issuer in carrying out the investment and reinvestment of the funds of the Issuer in accordance with applicable investment policies; and

         d. undertaking such other administrative services as may be required by the Issuer.

         If the Administrator or the Issuer deems it necessary or desirable, any of the foregoing administrative services may be subcontracted by the Administrator. Costs and expenses associated with such subcontracting incurred by the Administrator shall be paid by the Issuer in accordance with Section 11 hereof.

         SECTION 8. EXCEPTIONS. Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (1) make any payments to the holder of the Notes issued under the Indenture, (2) sell the trust estates of the Indenture to unrelated third parties, or (3) take any other action that the Issuer directs the Administrator not to take on its behalf.

         SECTION 9. EMPLOYEES; OFFICES. All services to be furnished by the Administrator under this Agreement may be furnished by an officer or employee of the Administrator or any other person or agent designated or retained by the Administrator.

         The Administrator agrees to provide office space, together with appropriate materials and any necessary support personnel, for performing the day to day business activities of the Issuer, all for the compensation provided in Section 11 hereof.

         SECTION 10. NON-MINISTERIAL MATTERS. With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Issuer of the proposed action and the Issuer shall not have withheld consent or provided an alternative direction. For the purpose of the preceding sentence, "non-ministerial matters" shall include:

         a.       the amendment of or any supplement to the Indenture;

         b. the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Student Loans);

         c.       the amendment, change or modification of the Servicing
                  Documents;

         d. the appointment of successor Indenture Trustee pursuant to the Indenture or the appointment of successor administrators or successor servicers, or the consent to the assignment by the Indenture Trustee of its obligations under the Indenture; and

         e.       the removal of the Indenture Trustee.

         SECTION 11. COMPENSATION. On or before the last day of each month (the "Payment Date"), the Issuer shall pay to the Administrator, as compensation for its services specified hereunder, a fee in the amount of .25% (on a per annum basis) of the aggregate principal amount of the assets of the Issuer subject to this Administration Agreement. The monthly fee will be determined on the basis of the aggregate outstanding principal amount of assets of the Issuer subject to the Administration Agreement as of the first day of the month of such Payment Date. If at any time the Issuer requests the Administrator to perform any additional services not specified hereunder, the Issuer shall pay the Administrator such additional fees in respect thereof as shall be agreed to by the Issuer and the Administrator. The Issuer agrees to reimburse the Administrator for all reasonable expenses, disbursements and advances incurred or made by the Administrator in connection with the performance of this Agreement, including, but not limited to, the fees and expenses of subcontracting, any independent accountants and outside counsel, which reimbursement shall relate to amounts incurred in a calendar month and shall be payable by the Issuer to the Administrator on the next succeeding Payment Date.

         The Issuer and the Administrator agree that payments to the Administrator shall be made out of the Collection Fund held under the Indenture.

         SECTION 12. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer makes the following representations:

         a. CREATION. The Issuer is duly created and validly existing with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

         b. POWER AND AUTHORITY. The Issuer has the power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Issuer by all necessary action.

         c. BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Issuer enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity.

         d. NO PROCEEDINGS. There are no proceedings or investigations pending against the Issuer or, to its best knowledge, threatened against the Issuer, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Issuer of its obligations under, or the validity or enforceability of, this Agreement.

         e. ALL CONSENTS. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other governmental instrumentality required to be obtained, effected or given by the Issuer in connection with the execution and delivery by the Issuer of this Agreement and the performance by the Issuer of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

         SECTION 13. REPRESENTATIONS AND WARRANTIES OF THE ADMINISTRATOR. The Administrator makes the following representations:

         a. ORGANIZATION AND GOOD STANDING. The Administrator is duly organized and validly existing and in good standing in its State of incorporation with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

         b. POWER AND AUTHORITY. The Administrator has the corporate power and authority to execute and deliver this Agreement and to carry out its terms, and the execution, delivery and performance of this Agreement have been duly authorized by the Administrator by all necessary corporate action.

         c. BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Administrator enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization and similar laws relating to creditors' rights generally and subject to general principles of equity.

         d. NO PROCEEDINGS. There are no proceedings or investigations pending against the Administrator or, to its best knowledge, threatened against the Administrator, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Administrator or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Administrator of its obligations under, or the validity or enforceability of, this Agreement.

         e. ALL CONSENTS. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other governmental instrumentality required to be obtained, effected or given by the Administrator in connection with the execution and delivery by the Administrator of this Agreement and the performance by the Administrator of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect.

         SECTION 14. TERM. Subject to the terms hereof, the Administrator may resign at any time. The Administrator or the Issuer may terminate this Agreement upon at least 45 days' prior written notice to the other party. Notwithstanding the foregoing, no resignation or termination shall be effective until 45 days after written notice has been delivered to the Indenture Trustee and the Administrative Agent under the Indenture.

         SECTION 15. OBLIGATION TO SUPPLY INFORMATION. The Issuer shall prepare and supply, or cause the other parties to the Indenture or the Servicing Documents to prepare and supply, the Administrator with such information regarding the performance of the Indenture or the Servicing Documents as the Administrator may from time to time reasonably request in connection with the performance of its obligations hereunder.

         SECTION 16. LIABILITY OF ADMINISTRATOR. The Administrator shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Administrator under this Agreement.

         The Administrator shall indemnify, defend and hold harmless the Issuer, and all of the officers, directors, employees and agents of the Issuer, from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that any such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon the Issuer through, the gross negligence, willful misfeasance or bad faith of the Administrator in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties hereunder or thereunder. The Issuer shall notify the Administrator promptly of any claim for which it may seek indemnity. The Administrator shall defend the claim and the Administrator shall not be liable for the legal fees and expenses of the Issuer after it has assumed such defense.

         For purposes of this Section 16, in the event of the termination of the rights and obligations of the Administrator (or any successor thereto pursuant to Section 20 hereof) pursuant to Section 14 hereof or the resignation by such Administrator pursuant to this Agreement, unless the Issuer elects not to appoint a successor Administrator, such Administrator shall be deemed to be the Administrator pending appointment of a successor Administrator pursuant to
Section 20 hereof.

         Indemnification under this Section 16 shall survive the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Administrator has made any indemnity payments pursuant to this Section 16 and the Issuer thereafter collects any of such amounts from others, the Issuer promptly shall repay such amounts to the Administrator, without interest.

         Neither the Administrator nor any of its directors, officers, employees or agents shall be under any liability to the Issuer except as provided under this Agreement for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided that these provisions shall not protect the Administrator or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Administrator and any of its directors, officers, employees or agents may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any person respecting any matters arising hereunder.

         Except as provided in this Agreement, the Administrator shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties hereunder and that in its opinion may involve it in any expense or liability; PROVIDED that the Administrator may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement, the Indenture, the Transfer Agreement and the Servicing Documents and the rights and duties of the parties to this Agreement, the Indenture, the Transfer Agreement and the Servicing Documents and the interests of the holders of the Notes under the Indenture.

         SECTION 17. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, THE ADMINISTRATOR. Any person (a) into which the Administrator may be merged or consolidated, (b) which may result from any merger or consolidation to which the Administrator shall be a party or (c) which may succeed to the properties and assets of the Administrator substantially as a whole, shall be the successor to the Administrator hereunder without the execution or filing of any documents or any further act by any of the parties to this Agreement; PROVIDED that the Administrator hereby covenants that, if the surviving Administrator is other than Student Loan Funding Resources, Inc. or an Affiliate, it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Administrator executes an agreement of assumption to perform every obligation of the Administrator under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 13 has been breached and no Administrator Default, and no event that, after notice or lapse of time, or both, would become an Administrator Default has occurred and is continuing,
(iii) the surviving Administrator has delivered to the Indenture Trustee a certificate of an officer of the surviving Administrator and an opinion of counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (iv) such transaction will not result in a material adverse Federal or state tax consequence to the holders of Notes under the Indenture. Anything in this Section 17 to the contrary notwithstanding, the Administrator may at any time assign its rights, obligations and duties under this Agreement to an Affiliate.

         SECTION 18. ADMINISTRATOR DEFAULT. The occurrence and continuance of any one of the following events shall constitute an "Administrator Default":

         a. any act or omission by the Administrator that results in a failure to pay principal or interest or Carryover Interest on the Notes when such principal or interest Carryover Interest becomes due and payable in accordance with the Notes and the Indenture;

         b. any failure by the Administrator duly to observe or to perform in any material respect any covenant or agreement of the Administrator set forth in this Agreement, which failure continues unremedied for a period of 30 days after the date on which written notice of such failure has been given to the Administrator by the Issuer;

         c. (i) having entered involuntarily against it an order for relief under the Bankruptcy Code of 1978, as amended, (ii) not paying, or admitting in writing its inability to pay, its debts generally as they become due or suspending payment of its obligations, (iii) making an assignment for the benefit of creditors, (iv) applying for, seeking, consenting to, or acquiescing in, the appointment of a receiver, custodian, trustee, conservator, liquidator or similar official for it or any substantial part of its property, (v) instituting any proceeding seeking to have entered against it an order for relief under the Bankruptcy Code of 1978, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, marshaling of assets, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization, or relief of debtors or failing to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) failing to contest in good faith any appointment or proceeding described in Section 18(d) hereof or (vii) taking any action in furtherance of any of the foregoing purposes; or

         d. the appointment of a custodian, receiver, trustee, conservator, liquidator or similar official for the Administrator or any substantial part of the property of the Administrator, or the institution of a proceeding described in Section 18(c)(v) against the Administrator, which appointment continues undischarged or which proceeding continues undismissed or unstayed for a period of 60 or more days.

         In the case of any Administrator Default, so long as such Administrator Default has not been remedied, the Issuer or the Indenture Trustee shall, by written notice to the Administrator of such Administrator Default, terminate all of the rights and obligations (other than the obligations set forth in Section
16) of the Administrator under this Agreement with respect to such Indenture. On or after the receipt by the Administrator of such written notice, all authority and power of the Administrator under this Agreement shall, without further action, be carried out by the Issuer or shall pass to and be vested in such successor Administrator as may be appointed under Section 19; and, without limitation, the Issuer is hereby authorized and empowered to execute and deliver, for the benefit of the predecessor Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The predecessor Administrator shall cooperate with the successor Administrator in effecting the termination of the responsibilities and rights of the predecessor Administrator under this Agreement. All reasonable costs and expenses (including attorneys' fees) incurred in connection with amending this Agreement to reflect such succession as Administrator pursuant to this Section 18 shall be paid by the predecessor Administrator upon presentation of reasonable documentation of such costs and expenses.

         SECTION 19. APPOINTMENT OF SUCCESSOR.

         a. Upon receipt by the Administrator of notice of termination pursuant to Section 14, or the resignation by the Administrator in accordance with the terms of this Agreement, the predecessor Administrator shall continue to perform its functions as Administrator under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the date a successor Administrator is appointed by the Issuer. In the event of the termination or resignation hereunder of the Administrator, the Issuer may appoint a successor Administrator. Any such successor Administrator shall accept its appointment by a written assumption.

         b. Upon appointment, the successor Administrator shall be the successor in all respects to the predecessor Administrator and shall be subject to all of the responsibilities, duties and liabilities placed on the predecessor Administrator that arise thereafter or are related thereto and shall be entitled to payment of compensation in accordance with the terms of this Agreement, or such other terms as are agreed to by the Issuer, and all of the rights granted to the predecessor Administrator by the terms and provisions of this Agreement.

         SECTION 20. RELIANCE ON INFORMATION OBTAINED FROM THIRD PARTIES. The Issuer recognizes that the accuracy and completeness of the records maintained and the information supplied by the Administrator hereunder is dependent upon the accuracy and completeness of the information obtained by the Administrator from the parties to the Indenture and the Servicing Documents and other sources and the Administrator shall not be responsible for any inaccuracy in the information so obtained or for any inaccuracy in the records maintained by the Administrator hereunder which may result therefrom.

         SECTION 21. NOTICES. All notices, demands, instructions and other communications required or permitted to be given to or made upon either party hereto shall be in writing (including by facsimile transmission) and shall be personally delivered or sent by guaranteed overnight delivery or by facsimile transmission (to be followed by personal or guaranteed overnight delivery) and shall be deemed to be given for purposes of this Agreement on the date that such writing is received by the intended recipient thereof in accordance with the provisions of this Section 21. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 21, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties thereto at their respective addresses as follows:


          The Issuer:
                      Firstar Bank, National Association, as Co-Owner Trustee of Student Loan Funding 1999-A/B Trust
                      425 Walnut Street
                      ML5125 P.O. Box 1118
                      Cincinnati, Ohio 45202-1118


          The Administrator:
                      Student Loan Funding Resources, Inc.
                      One West Fourth Street, Suite 200
                      Cincinnati, Ohio 45202
                      Attention: Treasurer

         SECTION 22. AMENDMENT. This Agreement may be amended in writing by the Administrator and the Issuer. Promptly after the execution of any such amendment, the Administrator shall furnish written notification of the substance of such amendment to the Indenture Trustee.

         SECTION 23. ASSIGNMENT. Except as provided in Section 17 hereof or as contemplated by the Indenture, this Agreement may not be assigned by either party hereto without the prior written consent of the other party.

         SECTION 24. INDEPENDENCE OF ADMINISTRATOR. For all purposes of this Agreement, the Administrator shall be an independent contractor. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer in any way and shall not otherwise be deemed an agent of the Issuer.

         SECTION 25. NO JOINT VENTURE. Nothing contained in this Agreement shall constitute the Issuer and the Administrator as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity or shall be deemed to confer on either of them any express, implied or apparent authority to incur any obligation or liability on behalf of the other.

         SECTION 26. OTHER ACTIVITIES OF ADMINISTRATOR. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other business or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer.

         SECTION 27. NO PETITION. The Administrator covenants and agrees that, notwithstanding the termination of this Agreement, the Administrator will not institute against, or join in instituting against the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any Federal or state bankruptcy or similar law ordering the winding up or liquidation of the Issuer's affairs or appointing a receiver, liquidator, trustee, or other similar official, of the Issuer or any substantial part of its property, for one year and a day after the termination of this Agreement. This Section 27 shall survive the termination of this Agreement.

         SECTION 28. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio, without regard to its conflict of law provisions.

         SECTION 29. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the matters covered hereby and supersedes all prior agreements and understandings between the parties.

         SECTION 30. SUCCESSORS; COUNTERPARTS.

         a. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of each of the Issuer and the Administrator.

         b. This Agreement may be executed in several counterparts, each of which shall be deemed an original hereof and all of which taken together shall constitute one and the same instrument.

         SECTION 31. CAPTIONS. The captions in this Agreement are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                    STUDENT LOAN FUNDING 1999-A/B TRUST
                                    By Firstar Bank, National Association, not in its individual capacity, but solely as Co-Owner Trustee, on behalf of the Issuer


                                    By:
                                        --------------------------------------
                                    Name:
                                    Title:


                                    STUDENT LOAN FUNDING RESOURCES, INC.
                                    as Administrator


                                    By:
                                        --------------------------------------
                                    Name:
                                    Title:


         Firstar Bank, National Association, as the Eligible Lender Trustee under the Indenture, hereby agrees to take such actions and execute such documents as may be reasonably requested by the Administrator in order for the Administrator to provide the services and perform its duties and responsibilities under the foregoing Agreement.

                                    Firstar Bank, National Association,
                                    as Eligible Lender Trustee


                                    By:
                                        --------------------------------------
                                    Name:
                                    Title:

         Firstar Bank, National Association, as the Indenture Trustee under the Indenture, hereby agrees to take such actions and execute such documents as may be reasonably requested by the Administrator in order for the Administrator to provide the services and perform its duties and responsibilities under the foregoing Agreement.

                                    Firstar Bank, National Association,
                                    as Indenture Trustee


                                    By:
                                        --------------------------------------
                                    Name:
                                    Title:

                                    EXHIBIT C
                                       to
                          Transfer and Sale Agreement,
                          dated as of October 1, 1999,




 ------------------------------------------------------------------------------



                           MASTER SERVICING AGREEMENT



                                     BETWEEN




                      STUDENT LOAN FUNDING 1999-A/B TRUST,
                                     ISSUER



                                       AND



                      STUDENT LOAN FUNDING RESOURCES, INC.,
                                 MASTER SERVICER





                           DATED AS OF OCTOBER 1, 1999


 ------------------------------------------------------------------------------

                           MASTER SERVICING AGREEMENT

          MASTER SERVICING AGREEMENT dated as of October 1, 1999 between STUDENT LOAN FUNDING 1999-A/B TRUST, a Delaware common law trust (the "Issuer"), and STUDENT LOAN FUNDING RESOURCES, INC., an Ohio corporation, as master servicer (the "Master Servicer"). References to the Issuer or Student Loan Funding 1999-A/B Trust shall be deemed to be references to FIRSTAR BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely as Co-Owner Trustee under the Trust Agreement dated as of October 1, 1999 (the "Co-Owner Trustee").

         WHEREAS, the Issuer, directly or through an eligible lender trustee, owns a portfolio of student loans; and

         WHEREAS, the Master Servicer is willing to arrange for the servicing of such student loans.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.1. DEFINITIONS. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

         "AFFILIATE" means any corporation or other entity directly or indirectly controlling or controlled by, or under direct or indirect common control with, the Master Servicer or the Issuer. For purposes of this definition, "control" means the power to direct management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         "AGREEMENT" means this Master Servicing Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

         "GUARANTEE AGENCY" means a state agency or private nonprofit corporation which guarantees certain payments of principal of and interest on Student Loans pursuant to a guarantee agreement.

         "GUARANTEE AGREEMENT" means a contract between a Guarantee Agency and a lender providing for, or a certificate or other evidence of, the guarantee of Student Loans.

         "GUARANTEE PAYMENTS" means those payments made by a Guarantee Agency with respect to a Student Loan.

         "HIGHER EDUCATION ACT" means the Higher Education Act of 1965, as amended, together with any rules and regulations promulgated by the U.S. Department of Education or the Guarantee Agencies.

         "INDENTURE" means the Indenture of Trust, together with the Terms Supplement, each dated as of October 1, 1999, by and among the Issuer, Firstar Bank, National Association, as eligible lender trustee (the "Eligible Lender Trustee"), and Firstar Bank, National Association, as indenture trustee (the "Indenture Trustee").

         "MASTER SERVICER DEFAULT" means an event specified in Section 4.1 of this Agreement.

         "MASTER SERVICING FEE" has the meaning specified in Section 2.2 of this Agreement.

         "NOTEHOLDER" means a holder of a note of the Issuer issued pursuant to the Indenture.

         "PERSON" means any individual, corporation, limited liability company, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "SERVICER" means any servicing entity selected by the Master Servicer, including without limitation the Master Servicer and/or any Affiliate of the Master Servicer, to provide servicing for all or a part of the Student Loans, including but not limited to application, review, disbursement, administration, collection, due diligence and claims services, provided, that such entity is qualified to be a servicer of such Student Loans in accordance with any indentures or other documents of the Issuer relating to such Student Loans.

         "SERVICING AGREEMENT" means an agreement, including all addenda thereto, between a Servicer and the Issuer and/or the Master Servicer for the servicing of all or part of the Student Loans subject to this Agreement.

         "STUDENT LOAN" means a student loan incurred under the Higher Education Act by eligible students attending eligible post secondary educational institutions.

                                   ARTICLE II
                  ADMINISTRATION AND SERVICING OF STUDENT LOANS

         SECTION 2.1. DUTIES OF MASTER SERVICER.

         (a) Subject to the written direction of the Issuer, the Master Servicer, for the benefit of the Issuer (to the extent provided herein), shall provide for, arrange and maintain, or take such actions as are necessary to provide for, arrange and maintain, the servicing and administration of the Student Loans in accordance with prudent industry practices with one or more Servicers in accordance with this Agreement and shall perform the other actions required by the Master Servicer under this Agreement, with reasonable care. The Master Servicer shall have full authority to do anything it reasonably deems appropriate in connection with providing for, arranging and maintaining such servicing and administration relationships with Servicers, including without limitation (1) entering into one or more Servicing Agreements with the Servicers and/or with the Issuer and the Servicers, (2) providing or arranging for the replacement of any Servicing Agreement that expires or is terminated, (3) consulting with any Servicer regarding the negotiation, execution and performance of any Servicing Agreement or the servicing and administration of any related Student Loan, and (4) terminating any Servicing Agreement that may exist in accordance with the terms and conditions of such Servicing Agreement, provided, that upon termination of any such Servicing Agreement, the Master Servicer shall arrange for an appropriate Servicing Agreement with a Servicer pertaining to and maintaining continuous servicing of the Student Loans previously serviced under the terminated Servicing Agreement. The servicing arrangements provided for by the Master Servicer shall maintain servicing standards in accordance in all material respects with all applicable agreements and indentures of the Issuer and all applicable federal and state laws, including all applicable standards, guidelines and requirements of the Higher Education Act and any Guarantee Agreement with respect to the Student Loans, the failure to comply with which would adversely affect the eligibility of one or more of the Student Loans for Guarantee Payments or would have a material adverse effect on the Noteholders. The Master Servicer may perform its responsibilities hereunder through other agents or independent contractors, but shall not thereby be released from any of its responsibilities as hereinafter set forth.

         As part of its master servicing responsibilities hereunder, the Master Servicer, for the benefit of the Issuer, shall oversee, administer and enforce the obligations of each Servicer under the related Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of such Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Student Loans.

         (b) EXCEPTIONS. Notwithstanding anything to the contrary in this Agreement, except as expressly provided herein, the Master Servicer, in its capacity hereunder, shall not be obligated to, and shall not (1) make any payments to the Noteholders, or (2) take any other action that the Issuer directs the Master Servicer in writing not to take on its behalf.

         SECTION 2.2. MASTER SERVICING FEE. On or before the last day of each month (the "Payment Date"), the Issuer shall pay to the Master Servicer, as compensation for its services specified hereunder, a fee in the amount of .02% (on a per annum basis) of the aggregate principal amount of the Student Loans subject to this Agreement (the "Master Servicing Fee"). The Master Servicing Fee will be determined on the basis of the aggregate outstanding principal amount of Student Loans subject to this Agreement as of the first day of the month of each such Payment Date. The Issuer agrees to reimburse the Master Servicer for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of this Agreement, including, but not limited to, the fees and expenses of obtaining Servicers, subcontracting, any independent accountants and outside counsel, which reimbursement shall relate to amounts incurred in a calendar month and shall be payable by the Issuer to the Master Servicer on the next succeeding Payment Date.

         SECTION 2.3. COOPERATION BY THE ISSUER. The Issuer agrees to cooperate and assist the Master Servicer in any manner reasonably requested by the Master Servicer in connection with the servicing and administration of the Student Loans subject to this Agreement and the prompt and full performance of the Master Servicer's duties hereunder, including without limitation, executing, delivering and performing Servicing Agreements and all other agreements, documents or certificates relating, directly or indirectly, to the servicing and administration of the Student Loans subject to this Agreement and the prompt and full performance of the Master Servicer's duties hereunder.


                                   ARTICLE III
                               THE MASTER SERVICER

         SECTION 3.1. REPRESENTATIONS OF MASTER SERVICER. The Master Servicer makes the following representations on which the Issuer is deemed to have relied in executing and delivering this Agreement. The representations speak as of the date of execution and delivery of the Agreement and shall survive such date.

         (a) ORGANIZATION AND GOOD STANDING. The Master Servicer is duly organized and validly existing as a corporation in good standing under the laws of the State of Ohio with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to perform its obligations as required by this Agreement.

         (b) DUE QUALIFICATION. The Master Servicer is duly qualified to do business and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business (including the performance of its obligations as required by this Agreement) shall require such qualifications except where failure to obtain the same would not have a material adverse effect on its business or property.

         (c) POWER AND AUTHORITY OF THE MASTER SERVICER. The Master Servicer has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and the execution, delivery and performance of this Agreement have been duly authorized by the Master Servicer by all necessary corporate action. All authorizations, consents, orders or approvals of or registrations or declarations with any court, regulatory body, administrative agency or other government instrumentality required to be obtained, effected or given by the Master Servicer in connection with the execution and delivery by the Master Servicer of this Agreement and the performance by the Master Servicer of the transactions contemplated by this Agreement have been duly obtained, effected or given and are in full force and effect, except where failure to obtain the same would not have a material adverse effect upon the rights of the Issuer hereunder.

         (d) BINDING OBLIGATION. This Agreement constitutes a legal, valid and binding obligation of the Master Servicer, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium, fraudulent conveyance, reorganization and similar laws now or hereafter in effect relating to creditors' rights generally, and subject to general principles of equity (whether applied in a proceeding of law or in equity).

         (e) NO VIOLATION. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under the Articles of Incorporation or Code of Regulations of the Master Servicer, or any material indenture, agreement or other instrument to which the Master Servicer is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; or violate any law or, to the best of its knowledge, any order, rule or regulation applicable to the Master Servicer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties.

         (f) NO PROCEEDINGS. There are no proceedings or investigations pending against the Master Servicer, or, to its best knowledge, threatened against the Master Servicer, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Master Servicer or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (iii) seeking any determination or ruling that could reasonably be expected to have a material and adverse effect on the performance by the Master Servicer of its obligations under, or the validity or enforceability of this Agreement.

         SECTION 3.2. INDEMNITIES OF MASTER SERVICER. The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Master Servicer under this Agreement.

         The Master Servicer shall indemnify, defend and hold harmless the Issuer and all of the officers, employees and agents of the Issuer, from any and all costs, expenses, losses, claims, damages and liabilities (including reasonable attorneys' fees and expenses) to the extent arising out of, or imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Master Servicer in the performance of its obligations and duties under this Agreement or by reason of the reckless disregard of its obligations and duties under this Agreement, where the final determination that any such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, any such negligence, willful misfeasance, bad faith or recklessness (other than errors in judgment) on the part of the Master Servicer is established by a court of law, by an arbitrator or by way of settlement agreed to in writing by the Master Servicer. Notwithstanding the foregoing, if the Master Servicer is rendered unable, in whole or in part, by virtue of an act of God, act of war, fire, earthquake or other natural disaster, to satisfy its obligations under this Agreement, the Master Servicer shall not be deemed to have breached any such obligation upon the sending of written notice of such event to the other parties hereto, for so long as the Master Servicer remains unable to perform such obligation as a result of such event. This provision shall not be construed to limit the Master Servicer's or any other party's rights, obligations, liabilities, claims or defenses which arise as a matter of law or pursuant to any other provision of this Agreement.

         The Issuer shall notify the Master Servicer promptly of any claim for which it may seek indemnity. The Master Servicer shall defend the claim and the Master Servicer shall not be liable for the legal fees and expenses of the Issuer after it has assumed such defense.

         Indemnification under this Section 3.2 shall survive the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation. If the Master Servicer has made any indemnity payments pursuant to this Section 3.2 and the Issuer thereafter collects any of such amounts from others, the Issuer promptly shall repay such amounts to the Master Servicer, without interest.

         Anything in this Agreement to the contrary notwithstanding, neither the Master Servicer nor any of its directors, officers, employees or agents shall be liable for any cost, expense, loss, claim damage or liability that arises out of, or was imposed upon any Person seeking indemnity under this Section 3.2 through any negligence, willful misfeasance, bad faith, recklessness or other act, error or omission on the part of any Servicer under a Servicing Agreement, provided, that this provision shall not protect the Master Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of its duties (except for errors in judgment) or by reason of reckless disregard of its obligations and duties under this Agreement.

         SECTION 3.3. MERGER OR CONSOLIDATION OF, OR ASSUMPTION OF THE OBLIGATIONS OF, MASTER SERVICER. Any Person (a) into which the Master Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Master Servicer shall be a party or (c) which may succeed to the properties and assets of the Master Servicer, substantially as a whole, shall be the successor to the Master Servicer without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, that the Master Servicer hereby covenants that, if the surviving Master Servicer is other than Student Loan Funding Resources, Inc. or an Affiliate, it will not consummate any of the foregoing transactions except upon satisfaction of the following: (i) the surviving Master Servicer executes an agreement of assumption to perform every obligation of the Master Servicer under this Agreement, (ii) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.1 shall have been breached and no Master Servicer Default, and no event that, after notice or lapse of time, or both, would become a Master Servicer Default shall have occurred and be continuing, (iii) the surviving Master Servicer shall have delivered to the Issuer a certificate of an officer of the surviving Master Servicer and an opinion of counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 3.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (iv) such transaction will not result in a material adverse federal or state tax consequence to the Issuer or the holders of any bonds, notes or other indebtedness of the Issuer.

         SECTION 3.4. LIMITATION ON LIABILITY OF MASTER SERVICER AND OTHERS. Neither the Master Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer except as provided under this Agreement for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment or for any action or omission by any Servicer pursuant to a Servicing Agreement; provided, that this provision shall not protect the Master Servicer or any such Person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence (except for errors in judgment) in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement. Without limiting the generality of the foregoing, the Master Servicer in particular shall not be liable for any servicing errors or interruptions resulting from any failure of any Servicer to maintain computer and other information systems that are year-2000 compliant. The Master Servicer and any of its respective directors, officers, employees or agents may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement. Except as provided in this Agreement, the Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that shall be incidental to its duties in accordance with this Agreement and that in its opinion may involve it in any expense or liability.

                                   ARTICLE IV
                                     DEFAULT

         SECTION 4.1. MASTER SERVICER DEFAULT. The occurrence and continuance of any one of the following events shall constitute a "Master Servicer Default":

         (a) any failure on the part of the Master Servicer duly to observe or to perform in any material respect any of the covenants or agreements of the Master Servicer set forth in this Agreement, which failure shall (i) materially and adversely affect the rights of the Noteholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Issuer (or for such longer period, not in excess of 120 days, as may be reasonably necessary to remedy such default; provided that such default is capable of remedy within 120 days and the Master Servicer delivers a certificate of an officer of the Master Servicer to the Issuer to such effect and to the effect that the Master Servicer has commenced or will promptly commence, and will diligently pursue, all reasonable efforts to remedy such default); or

         (b) (i) having entered involuntarily against it an order for relief under any applicable Federal or state bankruptcy, insolvency or similar law now or hereafter in effect, (ii) not paying, or admitting in writing its inability to pay, its debts generally as they become due or suspending payment of its obligations, (iii) making an assignment for the benefit of creditors, (iv) applying for, seeking, consenting to, or acquiescing in, the appointment of a receiver, custodian, trustee, conservator, liquidator or similar official for it or any substantial part of its property, (v) instituting any proceeding seeking to have entered against it an order for relief under any applicable Federal or state bankruptcy, insolvency or similar law now or hereafter in effect, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, marshaling of assets, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization, or relief of debtors or failing to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (vi) failing to contest in good faith any appointment or proceeding described in Section 4.1(c) hereof or (vii) taking any action in furtherance of any of the foregoing purposes; or

         (c) the appointment of a custodian, receiver, trustee, conservator, liquidator or similar official for the Master Servicer or any substantial part of the property of the Master Servicer, or the institution of a proceeding described in Section 4.1(b)(v) against the Master Servicer, which appointment continues undischarged or which proceeding continues undismissed or unstayed for a period of 60 or more consecutive days.

         In the case of any Master Servicer Default, so long as the Master Servicer Default shall not have been remedied prior to the expiration of any applicable cure period, the Issuer, by notice then given in writing to the Master Servicer of such Master Servicer Default, may terminate all the rights and obligations (other than the obligations set forth in Section 3.2 and Section 6.12) of the Master Servicer under this Agreement. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement shall, without further action, pass to and be vested in the Issuer or such successor Master Servicer as may be appointed under Section 4.2; and, without limitation, the Issuer is hereby authorized and empowered to execute and deliver, on behalf of the predecessor Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Student Loans and related documents, or otherwise.

         SECTION 4.2. APPOINTMENT OF SUCCESSOR.

         (a) Upon the Master Servicer's receipt of notice of termination, pursuant to Section 4.1 above or the Master Servicer's resignation in accordance with the terms of this Agreement, the predecessor Master Servicer shall continue to perform its functions as Master Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the date 30 days from the delivery to the Issuer of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement. In the event of the Master Servicer's termination hereunder, the Issuer, may appoint a successor Master Servicer, and the successor Master Servicer shall accept its appointment by a written assumption in form acceptable to the Issuer.

         (b) Upon appointment, the successor Master Servicer shall be the successor in all respects to the predecessor Master Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Master Servicer and shall be entitled to the Master Servicing Fee, or such other terms as are agreed to by the Issuer, and all the rights granted to the predecessor Master Servicer by the terms and provisions of this Agreement. No successor Master Servicer shall be liable for any acts or omissions of any predecessor Master Servicer.

         (c) The predecessor Master Servicer shall cooperate with the successor Master Servicer and the Issuer in effecting the termination of the responsibilities and rights of the predecessor Master Servicer under this Agreement. All reasonable costs and expenses (including attorneys' fees) incurred in connection with transferring the duties of the predecessor Master Servicer to the successor Master Servicer and amending this Agreement to reflect such succession as Master Servicer pursuant to this Section shall be paid by the predecessor Master

Servicer upon presentation of reasonable documentation of such costs and expenses.

         SECTION 4.3. PAYMENT OF MASTER SERVICING FEE. If the Master Servicer shall change, the predecessor Master Servicer shall be entitled to receive any accrued and unpaid Master Servicing Fees through the date of the successor Master Servicer's acceptance hereunder.


                                    ARTICLE V
         TERM; TERMINATION

         SECTION 5.1. TERM; TERMINATION. The Master Servicer or the Issuer may terminate this Agreement upon not less than 45 days' prior written notice to the other party.


                                   ARTICLE VI
         MISCELLANEOUS PROVISIONS

         SECTION 6.1. AMENDMENT. The provisions of this Agreement may not be amended, waived or modified unless such amendment, waiver or modification is in writing and signed by the Master Servicer and the Issuer. Inaction or failure to demand strict performance shall not be deemed a waiver.

         SECTION 6.2. NOTICES. All demands, notices, instructions and communications required or permitted to be given to or made upon either party hereto shall be in writing (including by facsimile transmission) and shall be personally delivered or sent by guaranteed overnight delivery, by facsimile transmission (to be followed by personal or guaranteed overnight delivery) or by postage prepaid registered or certified mail, return receipt requested, and shall be deemed to be given for purposes of this Agreement on the date that such writing is received by the intended recipient thereof in accordance with the provisions of this Section 6.2. Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 6.2, notices, demands, instructions and other communications in writing shall be given to or made upon the respective parties thereto at their respective addresses as follows:

         The Issuer:

                  Firstar Bank, National Association, as Co-Owner Trustee of Student Loan Funding 1999-A/B Trust
                  425 Walnut Street
                  ML5125 P.O.Box 1118
                  Cincinnati, Ohio  45202-1118

         The Master Servicer:

                  Student Loan Funding Resources, Inc.
                  One West Fourth Street, Suite 200
                  Cincinnati, Ohio  45202

                  Attention:  Senior Vice President and CFO

         SECTION 6.3. ASSIGNMENT. Notwithstanding anything to the contrary contained herein, except as provided in Sections 2.1 and 3.3 and as provided in the provisions of this Agreement concerning the resignation and succession of the Master Servicer, this Agreement may not be assigned by the Issuer or the Master Servicer without the prior written consent of the other party.

         SECTION 6.4. LIMITATIONS ON RIGHTS OF OTHERS. The provisions of this Agreement are solely for the benefit of the Issuer and the Master Servicer, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 6.5. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 6.6. SEPARATE COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 6.7. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 6.8. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Ohio , without reference to principles of conflicts of law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

         SECTION 6.9. INDEPENDENCE OF THE MASTER SERVICER. For all purposes of this Agreement, the Master Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Master Servicer shall have no authority to act for or represent the Issuer in any way and shall not otherwise be deemed an agent of the Issuer.

         SECTION 6.10. NO JOINT VENTURE. Nothing contained in this Agreement (i) shall constitute the Master Servicer and the Issuer as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         SECTION 6.11. OTHER ACTIVITIES OF MASTER SERVICER. Nothing herein shall prevent the Master Servicer or its Affiliates from engaging in other business or, in its or their sole discretion, from acting in a similar capacity as a master servicer for any other Person or entity even though such Person or entity may engage in business activities similar to those of the Issuer.

         SECTION 6.12 NO PETITION. The Master Servicer covenants and agrees that, notwithstanding the termination of this Agreement, the Master Servicer will not institute against, or join in instituting against, the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any Federal or state bankruptcy or similar law ordering the winding up or liquidation of the Issuer's affairs or appointing a receiver, liquidator, trustee, or other similar official, of the Issuer or any substantial part of its property, for one year and a day after the termination of this Agreement. This Section 6.12 shall survive the termination of this Agreement.

         SECTION 6.13. LIMITED RECOURSE. Notwithstanding anything to the contrary contained herein, the obligations of the Issuer hereunder shall not be recourse to the Issuer (or any Person or organization acting on behalf of the Issuer or any affiliate, officer, member, Management Committee member, agent or employee of the Issuer), and shall be paid solely from moneys in the Collection Fund established under the Indenture. The Master Servicer agrees that to the extent such funds are insufficient or unavailable to pay any amounts owing to the Master Servicer from the Issuer pursuant to this Agreement, it shall not institute a claim against the Issuer.

         SECTION 6.14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties hereto with respect to the matters covered hereby and supercedes all prior agreements and understandings between the parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.


                                  STUDENT LOAN FUNDING 1999-A/B TRUST,
                                  By: Firstar Bank, National Association, not in
                                        its individual capacity, but solely as
                                        Co-Owner Trustee, on behalf of the
                                        Issuer



                                  By:
                                        ----------------------------------
                                  Name:
                                  Its:



                                  STUDENT LOAN FUNDING RESOURCES, INC., as
                                  Master Servicer


                                  By:
                                        ----------------------------------
                                  Name:
                                  Its:

                                    EXHIBIT D
                                       to
                          Transfer and Sale Agreement,
                           dated as of October 1, 1999


                             SCHEDULE OF TRANSFERRED
                             -----------------------
                             FINANCED STUDENT LOANS
                             ----------------------


Those Student Loan which are evidenced solely by promissory notes and applications related thereto and are identified on the books of the Servicer indicated on Schedule I attached hereto, identified therein by the Portfolio and Lender Identification Numbers (LID) indicated in respect of such Servicer on
Schedule I and which are identified on the books and records of such Servicers as either (i) Student Loans which are made under the federal loan programs to the extent identified on Schedule I and as more specifically identified therein, or (ii) Student Loans which are consolidation loan in respect of Student Loans, or (iii) Student Loans which are in the period of repayment, "grace" period (as defined under the applicable federal law) or within six month of a "grace" period.


                                      D-1